                                  EXHIBIT 11

                       CONSENT OF INDEPENDENT AUDITORS

                                                                  EXHIBIT 11

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and under the captions "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment No. 22 to the Registration Statement (Form N-1A No. 33-44964) of the AMCORE Vintage Mutual Funds, one of the series of portolios constituting The Coventry Group, and to the use of our report dated May 5, 1995, incorporated by reference therein.







Columbus, Ohio
November 17, 1995